UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2021

American Water Works Company, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1 Water Street
Camden, NJ 08102-1658
(Address of principal executive offices, including zip code)
(856) 955-4001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AWK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
As previously disclosed, American Water Works Company, Inc. (the “Company”), the Company’s New York subsidiary, and Liberty Utilities (Eastern Water Holdings) Corp. (“Liberty”), an indirect, wholly owned subsidiary of Algonquin Power & Utilities Corp., are parties to a Stock Purchase Agreement, dated November 20, 2019 (the “Stock Purchase Agreement”), pursuant to which Liberty has agreed to purchase all of the capital stock of the Company’s New York subsidiary (the “Stock Purchase”). The Stock Purchase Agreement provides for certain termination rights, including, among other things, that the Company or Liberty may terminate the Stock Purchase Agreement if the Stock Purchase is not consummated by June 30, 2021 (the “Closing End Date”). The Stock Purchase Agreement provides that the Closing End Date is subject to extension for an additional six months if all of the conditions to closing, other than the conditions related to obtaining regulatory approvals, have been satisfied or are capable of being satisfied.
On June 29, 2021, the parties mutually agreed to extend the Closing End Date for six months in accordance with the terms of the Stock Purchase Agreement, and agreed to extend further the Closing End Date to January 3, 2022 as December 31, 2021 is a federal holiday.
A copy of the letter agreement, dated June 29, 2021, extending the Closing End Date as described above has been filed as Exhibit 2.1 hereto. No other provision of the Stock Purchase Agreement was modified by this letter agreement.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

The following exhibits to this Current Report have been provided herewith (as noted below):

Exhibit No.	Description
2.1*	Letter Agreement, dated June 29, 2021, by and among the Company, the Company’s New York subsidiary, and Liberty, with respect to the Stock Purchase Agreement.
104	Cover Page Interactive Data File (the cover page XBRL tags are included and formatted as Inline XBRL).
* Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated:	June 29, 2021	By:	/s/ CHERYL NORTON
Cheryl Norton
Executive Vice President and Chief Operating Officer
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